Supplement, dated March 2, 2000, to the Prospectus, dated February 1, 2000, of
                    Seligman Frontier Fund, Inc. (the "Fund")


Effective March 2, 2000, the following supersedes and replaces the information set forth on page 5 of the Fund's Prospectus under the caption "Management -- Portfolio Management."

The Fund is managed by the Seligman Small Company Team, headed by Mr. Mark J. Cunneen. Mr. Cunneen joined Seligman on March 1, 2000 as a Managing Director. Prior to joining Seligman, Mr. Cunneen had been Senior Vice President - Head of Small Cap Group at Alliance Capital Management since January 1999. Prior thereto, he was with Chancellor Capital Management and its successor firms as Managing Director and Head of the Small Cap Group from March 1997 to January 1999, and as a portfolio manager in the Small Cap Group from December 1992 to March 1997. (Chancellor Capital Management was acquired by LGT Asset Management in October 1996, which was acquired by Invesco in May 1998.) Mr. Cunneen also co-manages Seligman Global Smaller Companies Fund, a series of Seligman Global Fund Series, Inc.; and he manages the Seligman Frontier Portfolio and co-manages the Seligman Global Smaller Companies Portfolio, two portfolios of Seligman Portfolios, Inc.


SUPPEQFR1-3/00